UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported August 26, 2010): August 26, 2010

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on August 25, 2009, The Colonial BancGroup, Inc. (the Company) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Middle District of Alabama, Northern Division (the Bankruptcy Court), Chapter 11 Case No. 09-32303. The Company filed the Chapter 11 petition following the appointment by the Alabama State Banking Department on August 14, 2009 of the Federal Deposit Insurance Corporation as receiver (the FDIC-Receiver) of Colonial Bank, the former principal operating subsidiary of the Company. On August 26, 2010, the Company filed with the Bankruptcy Court a Notice of Filing of Second Amendment to Schedule B – Personal Property (the Second Amendment), in which the Company replaced the First Amendment to Schedule B – Personal Property: Amendment to Attachment to Schedule B - Item 21 [Doc. No. 655] in its entirety and substituted in lieu thereof the Second Amendment to Schedule B - Personal Property: Amendment to Attachment to Schedule B - Item 21. The purpose of the Second Amendment is to provide updated information with respect to certain personal property assets of the Company and its entitlement to certain tax refunds.

As set forth in the Second Amendment, the Company believes that it may be entitled to federal income tax refunds as a result of losses for tax purposes during tax years 2008 and 2009. A dispute exists between the Company and the FDIC-Receiver regarding entitlement to any tax refunds that may be received from any federal, state or local taxing authority. The issue of ownership of tax refunds is presently pending before the United States District Court for the Middle District of Alabama. Absent the final adjudication of ownership or settlement of any disputes with the FDIC-Receiver, it is not possible to state with certainty the amount of the Company’s entitlement to any tax refund received from any federal, state or local taxing authority. If any tax refund is received by the Company or the FDIC-Receiver, that refund is required to be deposited into a separate, segregated account in the Company’s name pursuant to the Stipulation and Order Regarding Establishment of Segregated Account for Tax-Related Payments [Doc. No. 621] (the “Tax Deposit Account”) pending resolution of the issue of ownership.

At this time, the Company is unable to state with any degree of certainty the precise manner in which the Company will seek a refund of taxes from the Internal Revenue Service or the amount or timing of any refund, though the Company intends to file its 2009 federal income tax return and make its 5-year carryback election no later than September 15, 2010. As noted above, all or substantially all of any tax refunds received by the Company are claimed by the FDIC-Receiver. Subject to the qualifications regarding the certainty of timing and receipt of refunds, and those set forth above and in the Second Amendment: (a) with regard to the 2008 federal income tax return, as currently filed, the Company believes it is entitled to a tax refund of approximately $573,172 (as referenced below) and it may be entitled to an additional refund of up to $4,600,000; (b) with regard to its contemplated 2009 consolidated federal income tax return, which is due September 15, 2010, the Company believes that it is entitled to a so-called “worthless stock deduction” based upon events surrounding the commencement of the receivership of Colonial Bank, and that the anticipated, consolidated federal income tax filing for 2009 would support a request for tax refunds from the Internal Revenue Service in an amount up to $247,000,000; and (c) by order of the Bankruptcy Court entered on August 17, 2010 [Doc. No. 843], the Company expects to receive (and will deposit into the Tax Deposit Account) approximately $573,172 from the Internal Revenue Service resulting from the Company’s overpayment of federal income taxes for the 2008 tax year, though nothing in the Bankruptcy Court’s order or in the relief provided therein constitutes a finding for any purpose of the relative ownership of, or other rights with respect to, any tax refunds, tax-related assets or other tax attributes as between the Company and either Colonial Bank or the FDIC-Receiver. With regard to state taxes, the Company continues to believe that it is entitled to an additional tax refund from the State of Tennessee in the amount of approximately $73,552, but is indebted to the States of Idaho and Texas for income taxes in the approximate amounts of $450 and $120,850, respectively.

A copy of the Second Amendment is attached hereto as Exhibit 99.1. The Second Amendment also includes additional information related to, among other things, the Company and its affairs, information regarding the Company’s personal property assets, state tax and insurance refunds, as well as a copy of the Company’s Intercorporate Tax Allocation Policy.

Cautionary Statement Regarding the Second Amendment and Forward-Looking Statements

This Current Report on Form 8-K and the Second Amendment contain financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained herein and in the Second Amendment has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the information contained herein and in the Second Amendment is complete. The Company may amend or otherwise change the information contained in the Second Amendment at a future date. Information or results set forth in the Second Amendment should not be viewed as indicative of future results. The information contained in the Second Amendment represents financial information of the Company only and does not include financial information for any subsidiary. The Second Amendment should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K and the Second Amendment include certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Although such forward-looking statements are based upon reasonable assumptions the Company can give no assurance that its expectations or any particular result will be achieved. Forward-looking information is subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the following: whether the Company will file its 2009 federal income tax return and make its 5-year carryback election by September 15, 2010 as intended; whether the Company will be able to obtain the 2008 and 2009 tax refunds and other funds to which it believes it may be entitled; whether the Company will prevail upon any claims to tax refunds in disputes with the FDIC-Receiver; and whether the Company will have sufficient resources to continue to seek claims for tax refunds. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company does not undertake any obligation to update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	Notice of Filing of Second Amendment to Schedule B – Personal Property, filed with the Bankruptcy Court on August 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

By	/S/ KEVIN O’HALLORAN
Kevin O’Halloran
Chief Restructuring Officer

Date: August 26, 2010